UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

Deutsche Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche Enhanced Emerging Markets Fixed Income Fund

(formerly DWS Enhanced Emerging Markets Fixed Income Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Changes in Net Assets
28 Financial Highlights
33 Notes to Financial Statements
47 Report of Independent Registered Public Accounting Firm
48 Information About Your Fund's Expenses
49 Tax Information
50 Advisory Agreement Board Considerations and Fee Evaluation
55 Board Members and Officers
60 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s currency overlay strategy is dependent on the effectiveness and implementation of portfolio management’s proprietary models. As part of its currency strategy, the fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Investment Process
In selecting securities for the fund, we consider a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets. We use independent analysis to look for bonds that have attractive yields and show improving credit. We may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on our outlook for interest rates.

Deutsche Enhanced Emerging Markets Fixed Income Fund returned 3.88% during the 12-month period ended October 31, 2014, which compares to a return of 8.55% for the JPMorgan EMBI Global Diversified Index. Although the fund trailed its benchmark, it comfortably outperformed the 2.08% average return of the funds in its Morningstar peer group, Emerging Markets Bond Funds.

After beginning the annual reporting period on a down note, the emerging-debt markets recovered to finish with a robust total return. The initial bout of volatility, which lasted from November through January 2014, was fueled by concerns about credit conditions in China, unrest in Ukraine, and currency volatility in Argentina and in other nations. These factors contributed to heavy outflows from the emerging-bond markets, which in turn fueled additional selling pressure.

After touching their low for the 12-month period on the first day of February 2014, the emerging-debt markets recovered to stage a meaningful rally over the next six months. A key factor underpinning this rally was the continued strength in investors’ risk appetites, as reflected in the rally in global equities during the same interval. In addition, investors saw attractive value in the emerging markets following their underperformance in 2013 and initial weakness in January. Perhaps most important, market participants grew increasingly confident that global central banks would maintain their extremely accommodative policies. The improving backdrop led to a revival of investor confidence and sparked renewed inflows of cash back into the emerging markets. At a time of low new debt issuance, the robust increase in demand had a very positive impact on prices.

This rally lost steam in the final three months of the reporting period amid concerns about a surprising slowdown in global growth. Still, the emerging markets’ previous rally — in conjunction with their above- average yields — enabled the asset class to finish the 12-month period with a return superior to that of the 4.14% gain for the domestic investment-grade market, as gauged by the Barclays U.S. Aggregate Bond Index.

Emerging-markets bonds continue to feature strong long-term results as well. The JPMorgan EMBI Global Diversified Index has outpaced the Barclays U.S. Aggregate in the three-, five- and 10-year periods ended October 31, 2014.

Fund Performance

The leading contributor to the fund’s 12-month performance was an overweight position in Turkey. We established the position on the basis of the attractive valuations in the Turkish bond market, and the country’s debt indeed outperformed following a calming of political unrest. The country also benefited from a "flight to safety" among local investors who were trying to avoid exposure to the Russia/Ukraine crisis. Overweight positions in Mexico, Indonesia and Brazil also contributed to performance. Notable detractors included the fund’s overweight positions in Venezuela, Ukraine and Russia through the first half of the period. Venezuela was pressured by unfavorable political developments, while Ukraine and Russia both sold off due to the conflict and its subsequent impact on the regional economy.

The fund’s allocation to corporate bonds was a slight detractor from performance relative to the benchmark. Although this market segment produced a solid absolute return, it lagged the return of the benchmark, which is invested entirely in government debt. The fund’s strongest contributors in the corporate sector were its positions in Brazilian beef producers and Mexican financials, while the leading detractors were its positions in Russia and Ukraine, where headlines were a larger driver of performance than company fundamentals. The fund’s definition positioning (interest-rate sensitivity) and positioning along the yield curve also detracted from performance. We generally held a below-benchmark definition and an underweight in longer-term bonds, which weighed on performance at a time of strong returns for the broader market.

"Our core belief is that the active management is essential for taking advantage of the full range of opportunities in the emerging markets."

The fund performed better relative to its peer group than it did the benchmark, a difference that was largely attributable to the portfolio’s small weighting in local-currency bonds. The U.S. dollar powered higher during the quarter, weighing on the returns of assets denominated in local currencies. We sharply reduced the fund’s allocation to local-currency debt in the second half of 2013, a decision that has since made a meaningful contribution to relative performance vs. the peer group.

The fund employed derivatives during the period, using forward currency contracts to hedge currency risk in certain portfolio positions. This strategy partially offset the potential impact of the downturn in foreign currencies relative to the U.S. dollar.

Outlook and Positioning

Our core belief is that active management is essential for taking advantage of the full range of opportunities in the emerging markets. Even though the term "emerging markets" suggests a single, monolithic market, the asset class is in fact made of numerous individual countries with their own idiosyncrasies. This is where active management comes into play; for example, corporate bonds may offer attractive yield spreads relative to government debt in one country, but the relative safety of government bonds may prove more compelling in another.

This active approach was reflected in various shifts we made to the portfolio’s positioning during the period. For instance, our low weighting in local-currency bonds stemmed from our view that even though their yields were higher than dollar-denominated debt, the risks continue to outweigh the potential rewards. Similarly, we established overweight positions in countries with favorable growth trends and a positive outlook for reform — including Indonesia, India and Mexico — and sold or reduced positions in countries where the fundamentals were not as attractive, including Russia and Brazil.

We also continued to position the fund to take advantage of the attractive yields in the corporate sector. Although our weighting in this market segment was a slight detractor from performance during the period, we continued to believe investors in emerging-markets corporates are typically well compensated for the associated risks. In addition, we believed the sector provides greater latitude for us to add value via credit research on individual securities. At the close of the annual period, the fund held a 70% allocation to corporate bonds. Our holdings were focused on investment-grade bonds, as we believed valuations were stretched in the high-yield space.

Finally, we kept the fund’s duration (interest-rate sensitivity) below that of the benchmark. Although yields in the global developed markets trended down through the first 10 months of 2014, we continue to believe the longer-term trajectory is one of gradually increasing yields. As a result, we currently prefer to seek outperformance by taking on credit risk, rather than interest-rate risk, at this stage of the cycle.

While we currently expect that the steady improvement in global growth will continue to provide a favorable underpinning for emerging-markets bonds, we also anticipate higher volatility and a larger dispersion of returns among individual markets in the months ahead. Accordingly, our efforts currently remain focused on taking advantage of these specific opportunities while maintaining our focus on managing risk.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Steven Zhou, CFA, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2010 with two years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internships positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

— Junior Portfolio Manager for Retail Fixed Income: New York.

— MS in Computational Finance from Carnegie Mellon University; BA in Economics and BS in Computer Science from the University of Maryland, College Park.

Rahmila Nadi, Associate

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2012 after six years of experience at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

The Barclays U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Emerging Markets Bond Funds category consists of portfolios that invest more than 65% of their assets in foreign bonds from developing countries.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	3.88%	4.94%	5.88%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–0.80%	3.98%	5.39%
JPMorgan EMBI Global Diversified Index†	8.55%	8.37%	8.34%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	3.09%	4.11%	5.04%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	0.09%	3.94%	5.04%
JPMorgan EMBI Global Diversified Index†	8.55%	8.37%	8.34%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	3.11%	4.17%	5.08%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.11%	4.17%	5.08%
JPMorgan EMBI Global Diversified Index†	8.55%	8.37%	8.34%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	4.15%	5.21%	6.13%
JPMorgan EMBI Global Diversified Index†	8.55%	8.37%	8.34%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/14
No Sales Charges	4.30%	5.38%	3.95%
JPMorgan EMBI Global Diversified Index†	8.55%	8.37%	8.00%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.23%, 2.08%, 1.97%, 0.96% and 0.81% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

* Institutional Class commenced operations on March 3, 2008. The performance shown for the index is for the time period of February 29, 2008 through October 31, 2014, which is based on the performance period of the life of Institutional Class.

† The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/14	$10.61	$10.66	$10.64	$10.61	$10.61
10/31/13	$10.57	$10.62	$10.60	$10.57	$10.57
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.36	$.28	$.28	$.39	$.41
Latest Quarterly Income Dividend	$.0995	$.0794	$.0793	$.1062	$.1100
SEC 30-day Yield††	4.98%	4.53%	4.50%	5.45%	5.55%
Current Annualized Distribution Rate††	3.75%	2.98%	2.98%	4.00%	4.15%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2014
		Principal Amount ($)(a)	Value ($)

Bonds 98.0%
Argentina 0.2%
Republic of Argentina, GDP Linked Note, Zero Coupon, 12/15/2035 (b) (Cost $450,759)	EUR	5,138,017	466,806
Austria 1.3%
JBS Investments GmbH, 144A, 7.75%, 10/28/2020 (Cost $3,093,000)		3,000,000	3,286,890
Bahrain 1.1%
Kingdom of Bahrain, 144A, 6.0%, 9/19/2044 (c) (Cost $2,550,000)		2,550,000	2,629,687
Barbados 0.8%
Columbus International, Inc., 144A, 7.375%, 3/30/2021 (Cost $2,003,170)		1,900,000	2,014,000
Belarus 0.7%
Republic of Belarus, REG S, 8.75%, 8/3/2015 (Cost $1,745,653)		1,750,000	1,785,350
Bermuda 3.5%
Digicel Group Ltd., 144A, 8.25%, 9/30/2020		2,500,000	2,612,500
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		1,750,000	1,855,000
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		2,000,000	2,162,000
Noble Group Ltd., REG S, 6.0%, 6/24/2049		2,000,000	1,942,400
(Cost $8,741,446)			8,571,900
Brazil 3.8%
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		2,000,000	1,966,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	4,200,000	1,622,947
Independencia International Ltd., REG S, 12.0%, 12/30/2016*		1,574,386	0
Tonon Bioenergia SA, 144A, 9.25%, 1/24/2020 (c)		2,000,000	1,620,000
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		4,000,000	4,158,000
(Cost $12,961,738)			9,366,947
British Virgin Islands 2.8%
GTL Trade Finance, Inc.:
144A, 5.893%, 4/29/2024		1,000,000	1,037,500
144A, 7.25%, 4/16/2044		3,000,000	3,112,500
OAS Finance Ltd., 144A, 8.0%, 7/2/2021		2,800,000	2,618,000
(Cost $6,936,301)			6,768,000
Canada 1.6%
Pacific Rubiales Energy Corp., 144A, 5.625%, 1/19/2025 (c) (Cost $4,111,761)		4,185,000	3,979,726
Cayman Islands 7.4%
China Overseas Finance Cayman II Ltd., REG S, 5.5%, 11/10/2020		2,000,000	2,146,942
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018		1,000,000	1,068,750
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	2,000,000	3,269,148
Kaisa Group Holdings Ltd., 144A, 8.875%, 3/19/2018		3,000,000	3,030,000
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		500,000	528,125
Odebrecht Offshore Drilling Finance Ltd.:
144A, 6.625%, 10/1/2023		1,952,200	2,010,766
144A, 6.75%, 10/1/2022		3,814,800	3,996,003
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022 (c)		2,248,333	2,124,675
(Cost $18,147,751)			18,174,409
Chile 0.4%
Corp. Nacional del Cobre de Chile, 144A, 4.875%, 11/4/2044 (d) (Cost $1,084,468)		1,100,000	1,088,798
China 0.6%
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019 (Cost $1,498,425)		1,500,000	1,525,173
Colombia 3.5%
Banco Davivienda SA, 144A, 5.875%, 7/9/2022 (c)		1,000,000	1,017,500
Banco de Bogota SA, 144A, 5.375%, 2/19/2023		4,000,000	4,170,000
Ecopetrol SA, 5.875%, 5/28/2045		1,000,000	1,027,500
Empresa de Energia de Bogota SA ESP, 144A, 6.125%, 11/10/2021		1,000,000	1,080,950
Republic of Colombia, 5.625%, 2/26/2044		1,100,000	1,228,267
(Cost $8,502,841)			8,524,217
Costa Rica 1.2%
Republic of Costa Rica, 144A, 4.25%, 1/26/2023 (Cost $2,867,833)		3,000,000	2,850,000
Croatia 2.2%
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		2,000,000	2,096,000
Republic of Croatia, 144A, 6.75%, 11/5/2019		3,000,000	3,326,250
(Cost $5,383,472)			5,422,250
Ecuador 1.0%
Republic of Ecuador, 144A, 7.95%, 6/20/2024 (Cost $2,400,397)		2,368,000	2,474,560
El Salvador 1.9%
Republic of El Salvador:
144A, 6.375%, 1/18/2027		1,250,000	1,281,250
144A, 7.65%, 6/15/2035		2,600,000	2,834,000
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		594,000	616,275
(Cost $4,621,268)			4,731,525
Hungary 3.9%
Republic of Hungary:
4.0%, 3/25/2019		3,000,000	3,073,500
4.125%, 2/19/2018		5,000,000	5,163,700
Series 19/A, 6.5%, 6/24/2019	HUF	299,300,000	1,395,190
(Cost $9,380,716)			9,632,390
India 0.9%
Bank of Baroda, 144A, 4.875%, 7/23/2019 (Cost $1,995,140)		2,000,000	2,113,290
Indonesia 6.9%
Pertamina Persero PT:
144A, 5.25%, 5/23/2021		1,550,000	1,627,500
144A, 5.625%, 5/20/2043 (c)		6,500,000	6,223,750
144A, 6.0%, 5/3/2042		3,000,000	3,000,000
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042		2,000,000	1,810,000
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.35%, 9/10/2024 (c)		1,500,000	1,503,750
Republic of Indonesia, 144A, 4.625%, 4/15/2043		3,000,000	2,805,000
(Cost $15,862,127)			16,970,000
Ireland 0.7%
Metalloinvest Finance Ltd., 144A, 5.625%, 4/17/2020 (Cost $1,950,222)		2,000,000	1,812,500
Israel 0.8%
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023 (Cost $2,000,000)		2,000,000	2,039,986
Kazakhstan 1.6%
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		1,000,000	1,085,000
Republic of Kazakhstan, 144A, 4.875%, 10/14/2044		3,000,000	2,898,750
(Cost $3,972,452)			3,983,750
Luxembourg 6.5%
Evraz Group SA, 144A, 6.75%, 4/27/2018		5,000,000	4,701,880
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		2,200,000	2,172,500
Minerva Luxembourg SA, 144A, 7.75%, 1/31/2023		2,750,000	2,873,750
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		1,800,000	1,890,360
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		2,618,000	2,578,730
Severstal OAO, 144A, 5.9%, 10/17/2022		2,000,000	1,902,000
(Cost $16,313,039)			16,119,220
Mexico 15.0%
America Movil SAB de CV, 6.45%, 12/5/2022	MXN	28,000,000	2,041,013
BBVA Bancomer SA:
144A, 6.008%, 5/17/2022		1,000,000	1,043,750
144A, 6.75%, 9/30/2022		2,800,000	3,171,000
Cemex SAB de CV:
144A, 6.5%, 12/10/2019		1,000,000	1,071,250
144A, 7.25%, 1/15/2021		5,000,000	5,393,750
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019 (c)		3,000,000	3,165,000
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		3,000,000	3,045,000
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		1,970,000	2,025,889
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		3,000,000	3,000,000
Petroleos Mexicanos, 4.875%, 1/24/2022		1,500,000	1,599,000
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		1,000,000	1,082,500
Trust F/1401, (REIT), 144A, 6.95%, 1/30/2044 (c)		3,000,000	3,405,000
United Mexican States:
Series M, 4.75%, 6/14/2018	MXN	33,800,000	2,516,457
Series M, 6.5%, 6/10/2021	MXN	37,500,000	2,927,424
Series M 20, 8.5%, 5/31/2029	MXN	16,900,000	1,492,909
(Cost $36,901,659)			36,979,942
Mongolia 1.5%
Mongolia Government International Bond, 144A, 4.125%, 1/5/2018 (Cost $3,796,393)		4,000,000	3,790,000
Morocco 0.6%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020 (Cost $1,375,523)	EUR	1,000,000	1,381,598
Netherlands 1.2%
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		2,000,000	2,112,560
Kazakhstan Temir Zholy Finance BV, 144A, 6.375%, 10/6/2020		750,000	819,375
(Cost $2,684,889)			2,931,935
Panama 2.1%
Avianca Holdings SA, 144A, 8.375%, 5/10/2020		3,466,000	3,630,635
Republic of Panama, 4.0%, 9/22/2024		1,530,000	1,564,425
(Cost $5,222,159)			5,195,060
Paraguay 1.2%
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		1,000,000	1,065,000
Republic of Paraguay, 144A, 6.1%, 8/11/2044 (c)		1,800,000	1,928,250
(Cost $2,885,208)			2,993,250
Peru 2.0%
InRetail Consumer, 144A, 5.25%, 10/10/2021		1,250,000	1,265,625
Maestro Peru SA, 144A, 6.75%, 9/26/2019		1,750,000	1,898,750
Republic of Peru, 144A, 5.7%, 8/12/2024 (d)	PEN	5,220,000	1,784,903
(Cost $4,930,126)			4,949,278
Philippines 0.6%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027 (Cost $1,068,464)		1,000,000	1,380,000
Singapore 0.8%
STATS ChipPAC Ltd., 144A, 4.5%, 3/20/2018 (Cost $1,987,500)		2,000,000	2,000,000
Slovenia 0.4%
Republic of Slovenia, 144A, 5.5%, 10/26/2022 (Cost $1,089,753)		1,000,000	1,098,750
South Africa 1.1%
Republic of South Africa, Series R204, 8.0%, 12/21/2018 (Cost $2,596,380)	ZAR	27,500,000	2,578,053
Sri Lanka 2.3%
National Savings Bank:
144A, 5.15%, 9/10/2019		1,000,000	990,000
144A, 8.875%, 9/18/2018		1,530,000	1,734,714
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		2,800,000	2,880,640
(Cost $5,518,951)			5,605,354
Turkey 6.9%
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		2,000,000	1,985,000
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		3,000,000	3,188,100
Republic of Turkey:
7.0%, 9/26/2016		2,200,000	2,405,128
7.1%, 3/8/2023	TRY	6,600,000	2,717,027
Turk Telekomunikasyon AS, 144A, 4.875%, 6/19/2024		2,000,000	1,985,080
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020 (c)		2,800,000	2,748,872
Yapi ve Kredi Bankasi AS, 144A, 5.5%, 12/6/2022		2,000,000	1,902,432
(Cost $16,634,718)			16,931,639
United Kingdom 3.0%
Afren PLC, 144A, 10.25%, 4/8/2019		2,609,000	2,713,882
DTEK Finance PLC, 144A, 7.875%, 4/4/2018		1,000,000	635,000
Fresnillo PLC, 144A, 5.5%, 11/13/2023 (c)		2,000,000	2,103,400
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019		2,000,000	2,040,000
(Cost $7,893,757)			7,492,282
United States 0.2%
U.S. Treasury Notes, 1.0%, 8/31/2016 (Cost $505,675)		500,000	505,000
Venezuela 3.8%
Petroleos de Venezuela SA, 144A, 9.0%, 11/17/2021 (c) (Cost $12,280,077)		14,600,000	9,252,750
Total Bonds (Cost $245,945,211)			241,396,265

	Shares	Value ($)

Securities Lending Collateral 9.6%
Daily Assets Fund Institutional, 0.08% (e) (f) (Cost $23,623,415)	23,623,415	23,623,415

Cash Equivalents 2.2%
Central Cash Management Fund, 0.07% (e) (Cost $5,418,205)	5,418,205	5,418,205

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $274,986,831)†	109.8	270,437,885
Other Assets and Liabilities, Net	(9.8)	(24,137,543)
Net Assets	100.0	246,300,342

The following table represents a bond that is in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Independencia International Ltd.*	12.0%	12/30/2016	1,574,386	2,767,977	0

* Non-income producing security.

† The cost for federal income tax purposes was $275,151,027. At October 31, 2014, net unrealized depreciation for all securities based on tax cost was $4,713,142. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,470,067 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,183,209.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2014 amounted to $22,724,603, which is 9.2% of net assets.

(d) When-issued security.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDP: Gross Domestic Product

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of October 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	4,068,956	ZAR	45,300,000	11/12/2014	32,733	UBS AG
ZAR	15,100,000	USD	1,387,515	11/12/2014	20,285	BNP Paribas
ZAR	15,100,000	USD	1,387,096	11/12/2014	19,867	UBS AG
GBP	1,071,210	USD	1,713,628	12/18/2014	614	Morgan Stanley
GBP	1,068,000	USD	1,728,262	12/18/2014	20,381	JPMorgan Chase Securities, Inc.
EUR	1,070,000	USD	1,364,879	1/20/2015	23,318	Societe Generale
Total unrealized appreciation					117,198

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,714,257	GBP	1,071,210	11/3/2014	(642)	Morgan Stanley
USD	3,812,237	MXN	50,700,000	11/10/2014	(48,667)	UBS AG
USD	7,640,302	BRL	18,000,000	11/12/2014	(393,985)	Societe Generale
USD	4,868,068	BRL	12,000,000	12/8/2014	(74,551)	UBS AG
ZAR	14,000,000	USD	1,256,108	12/8/2014	(6,059)	Barclays Bank PLC
Total unrealized depreciation					(523,904)

Currency Abbreviations
BRL Brazilian Real EUR Euro GBP British Pound HUF Hungarian Forint MXN Mexican Peso PEN Peruvian Nuevo Sol TRY Turkish Lira USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Bonds	$—	$241,396,265	$0	$241,396,265
Short-Term Investments (g)	29,041,620	—	—	29,041,620
Derivatives (h)
Forward Foreign Currency Exchange Contracts	—	117,198	—	117,198
Total	$29,041,620	$241,513,463	$0	$270,555,083
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Forward Foreign Currency Exchange Contracts	$—	$(523,904)	$—	$(523,904)
Total	$—	$(523,904)	$—	$(523,904)

There have been no transfers between fair value measurement levels during the year ended October 31, 2014.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $245,945,211) — including $22,724,603 of securities loaned	$241,396,265
Investment in Daily Assets Fund Institutional (cost $23,623,415)*	23,623,415
Investment in Central Cash Management Fund (cost $5,418,205)	5,418,205
Total investments in securities, at value (cost $274,986,831)	270,437,885
Foreign currency, at value (cost $1,264,285)	1,112,406
Receivable for investments sold	1,578,316
Receivable for Fund shares sold	4,573
Interest receivable	4,008,931
Unrealized appreciation on forward foreign currency exchange contracts	117,198
Other assets	16,489
Total assets	277,275,798
Liabilities
Cash overdraft	299,548
Payable upon return of securities loaned	23,623,415
Payable for investments purchased	3,237,569
Payable for investments purchased — when-issued securities	2,869,371
Payable for Fund shares redeemed	97,339
Unrealized depreciation on forward foreign currency exchange contracts	523,904
Accrued management fee	122,323
Accrued Directors' fees	3,187
Other accrued expenses and payables	198,800
Total liabilities	30,975,456
Net assets, at value	$246,300,342

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	3,258,497
Net unrealized appreciation (depreciation) on: Investments	(4,548,946)
Foreign currency	(565,173)
Accumulated net realized gain (loss)	(16,723,918)
Paid-in capital	264,879,882
Net assets, at value	$246,300,342
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($8,341,757 ÷ 786,012 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.61
Maximum offering price per share (100 ÷ 95.50 of $10.61)	$11.11
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($78,106 ÷ 7,328 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.66
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,050,514 ÷ 380,823 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$10.64
Class S Net Asset Value, offering and redemption price(a) per share ($86,865,752 ÷ 8,189,023 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$10.61
Institutional Class Net Asset Value, offering and redemption price(a) per share ($146,964,213 ÷ 13,855,597 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$10.61

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Interest	$15,297,009
Income distributions — Central Cash Management Fund	7,049
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	25,703
Total income	15,329,761
Expenses: Management fee	1,564,340
Administration fee	265,142
Services to shareholders	183,944
Distribution and service fees	68,330
Custodian fee	28,427
Professional fees	116,387
Reports to shareholders	49,264
Registration fees	68,323
Directors' fees and expenses	13,189
Other	34,165
Total expenses before expense reductions	2,391,511
Expense reductions	(15,987)
Total expenses after expense reductions	2,375,524
Net investment income	12,954,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(740,497)
Foreign currency	266,358
(474,139)
Change in net unrealized appreciation (depreciation) on: Investments	(1,170,462)
Foreign currency	(515,966)
(1,686,428)
Net gain (loss)	(2,160,567)
Net increase (decrease) in net assets resulting from operations	$10,793,670

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$12,954,237	$11,086,556
Net realized gain (loss)	(474,139)	(1,526,795)
Change in net unrealized appreciation (depreciation)	(1,686,428)	(13,349,818)
Net increase (decrease) in net assets resulting from operations	10,793,670	(3,790,057)
Distributions to shareholders from: Net investment income: Class A	(326,754)	(465,669)
Class B	(3,090)	(9,042)
Class C	(116,982)	(169,401)
Class S	(3,370,968)	(3,733,590)
Institutional Class	(6,027,976)	(5,032,512)
Total distributions	(9,845,770)	(9,410,214)
Fund share transactions: Proceeds from shares sold	53,614,907	133,832,815
Reinvestment of distributions	9,446,658	8,904,100
Payments for shares redeemed	(123,313,718)	(78,867,862)
Redemption fees	497	1,810
Net increase (decrease) in net assets from Fund share transactions	(60,251,656)	63,870,863
Increase (decrease) in net assets	(59,303,756)	50,670,592
Net assets at beginning of period	305,604,098	254,933,506
Net assets at end of period (including undistributed net investment income of $3,258,497 and $160,443, respectively)	$246,300,342	$305,604,098

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$10.57		$11.16		$10.20		$11.41		$10.23
Income (loss) from investment operations: Net investment incomea	.49		.42		.49		.54		.57
Net realized and unrealized gain (loss)	(.09)		(.65)		.90		(1.28)		1.16
Total from investment operations	.40		(.23)		1.39		(.74)		1.73
Less distributions from: Net investment income	(.36)		(.36)		(.43)		(.47)		(.55)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$10.61		$10.57		$11.16		$10.20		$11.41
Total Return (%)b	3.88	c	(2.10	)c	14.03	c	(6.53	)c	17.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		11		16		17		27
Ratio of expenses before expense reductions (%)	1.22		1.23		1.24		1.22		1.22
Ratio of expenses after expense reductions (%)	1.20		1.23		1.20		1.22		1.22
Ratio of net investment income (%)	4.58		3.83		4.68		5.05		5.31
Portfolio turnover rate (%)	191		205		211		134		42
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.62	$11.21	$10.23	$11.45	$10.28
Income (loss) from investment operations: Net investment incomea	.41	.35	.42	.45	.47
Net realized and unrealized gain (loss)	(.09)	(.67)	.91	(1.29)	1.17
Total from investment operations	.32	(.32)	1.33	(.84)	1.64
Less distributions from: Net investment income	(.28)	(.27)	(.35)	(.38)	(.47)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$10.66	$10.62	$11.21	$10.23	$11.45
Total Return (%)b,c	3.09	(2.85)	13.16	(7.31)	16.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	1	1	1
Ratio of expenses before expense reductions (%)	2.27	2.08	2.04	2.04	2.10
Ratio of expenses after expense reductions (%)	1.94	1.98	2.00	2.04	2.10
Ratio of net investment income (%)	3.82	3.12	3.99	4.23	4.43
Portfolio turnover rate (%)	191	205	211	134	42
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$10.60		$11.19		$10.22		$11.44		$10.26
Income (loss) from investment operations: Net investment incomea	.41		.34		.42		.46		.48
Net realized and unrealized gain (loss)	(.09)		(.65)		.90		(1.29)		1.17
Total from investment operations	.32		(.31)		1.32		(.83)		1.65
Less distributions from: Net investment income	(.28)		(.28)		(.35)		(.39)		(.47)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$10.64		$10.60		$11.19		$10.22		$11.44
Total Return (%)b	3.11	c	(2.80	)c	13.25	c	(7.31	)c	16.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		5		8		9		11
Ratio of expenses before expense reductions (%)	1.96		1.97		1.97		1.99		1.99
Ratio of expenses after expense reductions (%)	1.95		1.96		1.93		1.98		1.99
Ratio of net investment income (%)	3.83		3.07		3.97		4.29		4.54
Portfolio turnover rate (%)	191		205		211		134		42
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$10.57		$11.16		$10.19		$11.41		$10.24
Income (loss) from investment operations: Net investment incomea	.51		.45		.52		.57		.59
Net realized and unrealized gain (loss)	(.08)		(.65)		.91		(1.29)		1.16
Total from investment operations	.43		(.20)		1.43		(.72)		1.75
Less distributions from: Net investment income	(.39)		(.39)		(.46)		(.50)		(.58)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00 *
Net asset value, end of period	$10.61		$10.57		$11.16		$10.19		$11.41
Total Return (%)	4.15	b	(1.83	)b	14.32	b	(6.31	)b	17.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87		103		119		111		149
Ratio of expenses before expense reductions (%)	.96		.96		.98		.98		.99
Ratio of expenses after expense reductions (%)	.95		.96		.93		.98		.99
Ratio of net investment income (%)	4.84		4.10		4.92		5.29		5.54
Portfolio turnover rate (%)	191		205		211		134		42
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2014	2013	2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$10.57	$11.16	$10.20		$11.41		$10.24
Income (loss) from investment operations: Net investment incomea	.53	.46	.53		.58		.61
Net realized and unrealized gain (loss)	(.08)	(.65)	.91		(1.27)		1.16
Total from investment operations	.45	(.19)	1.44		(.69)		1.77
Less distributions from: Net investment income	(.41)	(.40)	(.48)		(.52)		(.60)
Redemption fees	.00 *	.00 *	.00	*	.00	*	.00 *
Net asset value, end of period	$10.61	$10.57	$11.16		$10.20		$11.41
Total Return (%)	4.30	(1.68)	14.51	b	(6.13	)b	17.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	187	112		96		107
Ratio of expenses before expense reductions (%)	.82	.81	.82		.83		.81
Ratio of expenses after expense reductions (%)	.82	.81	.78		.83		.81
Ratio of net investment income (%)	4.96	4.25	5.06		5.44		5.72
Portfolio turnover rate (%)	191	205	211		134		42
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Enhanced Emerging Markets Fixed Income Fund (formerly DWS Enhanced Emerging Markets Fixed Income Fund) (the "Fund") is a non-diversified series of Deutsche Global/International Fund, Inc. (formerly DWS Global/International Fund, Inc.) (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $16,560,000, including approximately $15,458,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2017, the expiration date, whichever occurs first; and approximately $1,102,000 of post-enactment losses, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($545,000) and long-term losses ($557,000).

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$2,949,503
Capital loss carryforwards	$(16,560,000)
Unrealized appreciation (depreciation) on investments	$(4,713,142)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2014	2013
Distributions from ordinary income*	$9,845,770	$9,410,214

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. As part of its currency strategy, the Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,603,000 to $22,913,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $22,104,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$117,198
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(523,904)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$323,296
The above derivative is located in the following Statement of Operations account:
(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$(444,178)
The above derivative is located in the following Statement of Operations account:
(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$20,285	$—	$—	$20,285
JPMorgan Chase Securities, Inc.	20,381	—	—	20,381
Morgan Stanley	614	(614)	—	—
Societe Generale	23,318	(23,318)	—	—
UBS AG	52,600	(52,600)	—	—
	$117,198	$(76,532)	$—	$40,666
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$6,059	$—	$—	$6,059
Morgan Stanley	642	(614)	—	28
Societe Generale	393,985	(23,318)	—	370,667
UBS AG	123,218	(52,600)	—	70,618
	$523,904	$(76,532)	$—	$447,372

C. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $455,185,350 and $508,574,134, respectively. Purchases and sales of U.S. Treasury securities aggregated $19,661,757 and $20,732,709, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursement) of 0.59% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.20%
Class B	1.95%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.21%
Class B	1.96%
Class C	1.96%
Class S	.96%
Institutional Class	.96%

For the year ended October 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$2,344
Class B	393
Class C	662
Class S	12,588
$15,987

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $265,142, of which $20,733 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2014
Class A	$6,664	$1,576
Class B	437	92
Class C	1,810	422
Class S	79,373	18,720
Institutional Class	4,290	1,023
	$92,574	$21,833

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	$894	$50
Class C	33,022	2,560
	$33,916	$2,610

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$23,136	$4,250	.24%
Class B	294	40	.25%
Class C	10,984	1,796	.25%
	$34,414	$6,086

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2014 aggregated $399.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for Class B shares aggregated $481. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2014, DDI received $235 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,899, of which $9,376 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $2,266.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2014.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2014, Deutsche Select Alternative Allocation Fund and Deutsche Alternative Asset Allocation Fund held 31% and 16% of the total shares outstanding of the Fund, respectively.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	115,062	$1,218,424	491,719	$5,508,253
Class B	14	150	80	879
Class C	20,351	216,881	521,484	5,910,927
Class S	842,112	8,922,444	1,683,594	18,415,023
Institutional Class	4,137,676	43,257,008	9,816,975	103,997,733
		$53,614,907		$133,832,815
Shares issued to shareholders in reinvestment of distributions
Class A	29,568	$310,813	40,908	$442,958
Class B	276	2,913	663	7,268
Class C	10,117	106,711	13,921	151,169
Class S	285,359	2,998,246	302,883	3,270,193
Institutional Class	574,035	6,027,975	469,800	5,032,512
		$9,446,658		$8,904,100
Shares redeemed
Class A	(375,880)	$(3,975,921)	(927,837)	$(10,131,745)
Class B	(6,883)	(73,638)	(41,545)	(455,693)
Class C	(139,619)	(1,475,158)	(724,679)	(8,101,948)
Class S	(2,672,610)	(28,095,562)	(2,916,231)	(32,268,393)
Institutional Class	(8,509,473)	(89,693,439)	(2,659,270)	(27,910,083)
		$(123,313,718)		$(78,867,862)
Redemption fees		$497		$1,810
Net increase (decrease)
Class A	(231,250)	$(2,446,594)	(395,210)	$(4,179,477)
Class B	(6,593)	(70,575)	(40,802)	(447,546)
Class C	(109,151)	(1,151,566)	(189,274)	(2,039,202)
Class S	(1,545,139)	(16,174,465)	(929,754)	(10,583,077)
Institutional Class	(3,797,762)	(40,408,456)	7,627,505	81,120,165
		$(60,251,656)		$63,870,863

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and the Shareholders of Deutsche Enhanced Emerging Markets Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Enhanced Emerging Markets Fixed Income Fund (formerly DWS Enhanced Emerging Markets Fixed Income Fund) (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,022.50	$1,018.60	$1,018.70	$1,023.80	$1,024.60
Expenses Paid per $1,000*	$6.07	$9.87	$9.87	$4.85	$4.24
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,019.21	$1,015.43	$1,015.43	$1,020.42	$1,021.02
Expenses Paid per $1,000*	$6.06	$9.86	$9.86	$4.84	$4.23

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Enhanced Emerging Markets Fixed Income Fund	1.19%	1.94%	1.94%	.95%	.83%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 1.00% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Enhanced Emerging Markets Fixed Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the performance of the Fund was approximately equal to its benchmark for the one-year period, and the Fund has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZEBX	SZECX	SCEMX	SZEIX
CUSIP Number	25156A 502	25156A 882	25156A 783	25156A 726	25156A 841
Fund Number	476	676	776	2076	1476

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DEEMFIF-2
IR-024959-5 12/14

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE ENHANCED EMERGING MARKETS FIXED INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$85,029	$0	$0	$0
2013	$80,495	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Emerging Markets Fixed Income Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014